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                                                                   EXHIBIT 10.20


                          PLEDGE AND SECURITY AGREEMENT


                  THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made as of the 6th day of October, 1997 by and between Andrew Hines, an individual residing at 20 Saddle River Road, Far Hills, New Jersey 07931 (the "Debtor"), and Outboard Marine Corporation, a Delaware corporation with an office at 100 Sea Horse Drive, Waukegan, Illinois 60085 (the "Secured Party").

                              W I T N E S S E T H:

                  WHEREAS, the Secured Party has loaned the Debtor, in the aggregate, $210,000 (the "Loan") to purchase 11,666.66 shares (together with any and all dividends, distributions, conversions and substitutions thereof, the "Purchase Money Shares") of the common stock, par value $.01 per share (the "Common Stock"), of the Secured Party, and the Debtor has delivered to the Secured Party a promissory note of even date herewith in the principal amount of $210,000 due October 6, 2000, substantially in the form of Exhibit A hereto (the "Note");

                  WHEREAS, the Secured Party desires security for the payment of the Note in the form of a pledge to the Secured Party by the Debtor of (i) the Purchase Money Shares, (ii) the 2,777.78 shares of Common Stock purchased by the Debtor pursuant to Section 5(a) of his Employment Agreement (as defined below) (such shares, together with any and all dividends, distributions, conversions and substitutions thereof, the "Supplemental Shares", and collectively with the Purchase Money Shares, the "Pledged Shares") of, and (iii) any and all other shares of Common Stock hereafter acquired by Debtor as a result of the exercise of stock options granted to Debtor by the Secured Party or otherwise (together with any and all dividends, distributions, conversions and substitutions thereof, "Additional Shares", and collectively with the Pledged Shares, the "Pledged Collateral"), and the Debtor is willing to pledge the Pledged Collateral upon the terms and conditions hereinafter set forth; and

                  WHEREAS, in order to induce the Secured Party to make the Loan and accept the Note, the Debtor has made certain representations, warranties and covenants to Secured Party, as set forth herein;

                  NOW, THEREFORE, to induce the Secured Party to make the Loan and accept the Note and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Debtor and the Secured Party hereby agree as follows:
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                  1.       PLEDGE OF SECURITIES

                           1.1.      Pledge.  As security for the prompt payment
of all indebtedness, in the aggregate, due under the Note (the "Indebtedness"), the Debtor hereby pledges, assigns, hypothecates, transfers and delivers to the Secured Party, and grants to the Secured Party a first lien on and perfected security interest in the Pledged Shares of the Secured Party which constitute all of the shares of the Secured Party currently owned by the Debtor. As further security for the Indebtedness, the Debtor hereby agrees to pledge, assign, hypothecate, transfer and deliver to the Secured Party, and grant to the Secured Party a first lien on and a perfected security interest in any Additional Shares upon becoming the record owner thereof.

                           1.2.      Stock Dividends; Distributions.  If, while
this Agreement is in effect, the Debtor or any permitted transferee(s) of the Pledged Collateral shall become entitled to receive or do receive any stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any reclassification, increase or reduction of capital or issued in connection with any reorganization), option or rights, whether in substitution of or in exchange for any shares of Pledged Collateral, the Debtor and its transferee(s) agree to accept the same as the Secured Party's agent and to hold the same in trust on behalf of the Secured Party and to deliver the same forthwith to the Secured Party in the exact form received, with the endorsement of the Debtor or its transferee(s), as applicable, when necessary, together with undated stock powers duly executed in blank and signature guarantees (if requested by the Secured Party), to be held by the Secured Party subject to the terms of this Agreement, as collateral security for satisfaction of the Indebtedness. Any sums paid upon or in respect of the Pledged Collateral upon the partial or full liquidation or dissolution of the Secured Party shall be paid to the Secured Party and shall be applied to reduce the Indebtedness; and in case any distribution of capital is made on or in respect of the Pledged Collateral or any property shall be distributed upon or with respect to the Pledged Collateral pursuant to a recapitalization or reclassification of the capital of the Secured Party or pursuant to the reorganization thereof, the property so distributed will be duly retained by the Secured Party as collateral security for payment of the Indebtedness.

                           1.3.      Cash Dividends; Voting Rights.  Unless an
Event of Default, as defined in Section 5, has occurred and is continuing, (i) the Debtor or any transferee of the Pledged Collateral shall be entitled to receive all cash dividends paid in


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respect of the Pledged Collateral, subject to the Debtor's obligation to apply any such payments (net of taxes thereon) to the prepayment of the Indebtedness as set forth in Section 5(a) hereof and (ii) the Debtor or any transferee of the Pledged Collateral shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral or any part thereof for all purposes not inconsistent with the provision of this Agreement.

                  1.4. Delivery of Pledged Collateral. Immediately upon execution of this Agreement, the Debtor shall deliver to the Secured Party certificates representing all of the Pledged Stock, together with appropriate undated stock powers duly executed in blank. Immediately upon becoming a record owner of any and all Additional Shares, the Debtor hereby agrees to deliver to the Secured Party certificates representing all such Additional Shares, together with appropriate undated stock powers duly executed in blank.

                  2.       WARRANTY OF OWNERSHIP

                           The Debtor will be the beneficial owner of the
Pledged Shares, free and clear of all liens, claims, encumbrances or other rights of third parties of whatever kind or nature, other than the pledge created by this Agreement. There are no outstanding options, rights, warrants or any agreements or commitments with respect to the purchase or transferability of the Pledged Shares. The Debtor has full power, authority and legal right to pledge all of the Pledged Shares and grant the security interest therein pursuant to this Agreement. The pledge, assignment and delivery of the Pledged Shares will create a valid first lien on and a first perfected security interest in such shares of the Pledged Shares and the proceeds thereof and the pledge made pursuant thereto will not be in violation of any existing restrictions upon transfer of the Pledged Shares, or, alternatively, there has been compliance with all such applicable restrictions.

                  3.       ADDITIONAL SHARES

                  The Debtor agrees that it will (a) pledge hereunder, immediately upon its acquisition thereof, any and all Additional Shares, and (b) promptly (and in any event within three business days) deliver to the Secured Party an amendment hereto, duly executed by the Debtor, substantially in the form of Exhibit B attached hereto, in respect of the Additional Shares (each, a "Pledge Amendment"), together with all certificates or instruments representing or evidencing the same. The Debtor

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hereby (i) authorizes the Secured Party to attach each Pledge Amendment to this
Agreement, (ii) agrees that all Additional Shares listed on any Pledge Amendment delivered to the Secured Party shall for all purposes hereunder constitute Pledged Collateral, and (iii) is deemed to have made, upon such delivery, the representations and warranties contained in Section 2 hereof with respect to such Additional Shares.

                  4.       TRANSFERABILITY OF PLEDGED COLLATERAL

                           4.1.      Permitted Transfers; Liability of
Transferees. Notwithstanding anything to the contrary herein, in the Note, or in the Employment Agreement, the Debtor and any of its successors, transferees or assignees may not sell, assign or transfer record and beneficial ownership of any or all of the Pledged Collateral or the Released Shares (a "Sale") to any third party, without the express prior written consent of the Secured Party; provided, however, that the net proceeds resulting from such Sale shall be applied to reduce the Indebtedness in accordance with the terms of the Note.

                           4.2.      Covenant Against Encumbrances.  The Debtor
and its permitted successors, transferees and assignees shall not repledge or hypothecate any of the Pledged Collateral or otherwise create, assume or permit to exist any claim or lien on or security interest in any of the Pledged Collateral.

                  5.       DEFAULT AND REMEDIES

                           (a)  The following shall constitute an Event of
Default under this Agreement:

                                (i)  the Debtor fails to make any payment of
                                     principal or interest under the Note and such default continues unremedied for ten
                                     (10) days after notice thereof is given by the Secured Party to the Debtor, or the Note becomes due as a result of the termination of the Debtor's employment with the Secured Party;

                               (ii) the Debtor (i) fails or is unable to pay its debts generally as they become due,
                                     (ii) commences a voluntary case in
                                     bankruptcy or any other action or
                                     proceeding for any other relief under any law affecting creditors' rights that is similar to a bankruptcy law, (iii) consents by answer or otherwise to the


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                                     commencement against him of any involuntary
                                     case in bankruptcy or any other such action or proceeding, (iv) applies for or consents to the appointment of, or the taking of possession by, a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator or other similar official of or of any substantial part of his property,
                                     (v) a receiver, liquidator, assignee,
                                     custodian, trustee, conservator,
                                     sequestrator or other similar official is appointed to take possession of any substantial part of the Debtor's property without his consent, or (vi) a court enters an order for relief or a decree in an involuntary case in bankruptcy or any other action or proceeding in respect of Debtor or any substantial part of his property under any law affecting creditors' rights that is similar to bankruptcy law;

                              (iii) the Debtor defaults in the performance of any covenant contained herein and such default is not cured within thirty (30) days after notice thereof; or

                               (iv) any of the warranties or representations contained in this Agreement shall have been untrue in any material respect when made.

                           (b) Upon the occurrence of an Event of Default the
Secured Party shall have the right to take the following actions with respect to the Pledged Collateral and any other collateral held as security for the
Indebtedness:

                                (i) collect by legal proceedings or otherwise all dividends and other sums now or hereafter payable on account of the Pledged Collateral and any other collateral held as security for the Indebtedness;

                               (ii) apply, set off, collect, or sell in one or more sales upon the sending of ten (10) days' notice to the Debtor (which notice Debtor agrees is commercially reasonable), the whole or any part of the Pledged Collateral and any other collateral held as security for the Indebtedness in such order as the Secured Party or any holder of the


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                                     Note may elect, and any such sale may be
                                     made either in a public or private sale at its place of business or elsewhere, or at any broker's board or securities exchange, either for cash or upon credit or for future delivery, and the Secured Party or any other holder of the Note may be the purchaser of any or all of the Pledged Collateral or any such other collateral so sold and hold the same thereafter in its own right free from any claim of the Debtor. Each sale shall be made to the highest bidder, but the Secured Party reserves the right to reject any and all bids at such sale which, in its sole discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by any auctioneer or any officer or agent of the Secured Party; and

                              (iii) between the time of the occurrence of the Event of Default and the date of sale of the Pledged Collateral, exercise as to the Pledged Collateral all the rights, powers and remedies of an owner other than the right to vote the Pledged Collateral.

Proceeds of the sale of any of the Pledged Collateral and any other collateral held as security for the Indebtedness and all sums received or collected by the Secured Party or any holder of the Note from or on account of the Pledged Collateral shall be applied to the payment of reasonable expenses incurred or paid in connection with any sale, transfer or delivery of the Pledged Collateral or such other collateral, to the payment of any other reasonable costs, charges, attorneys' fees or expenses mentioned herein, and to the payment of the Indebtedness of the Debtor or any part thereof, all in such order and manner as Secured Party or any holder of the Note in its discretion may determine. The balance of such proceeds, if any, shall be returned to the record owner of the Pledged Collateral.

                  6.       RELEASE OF STOCK

                           6.1.  Upon the termination of the employment of
the Debtor with the Secured Party as a result of an event


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specified in clause (c), (d) or (e) of Section 9 of the Employment Agreement,
dated as of October 6, 1997, between the Debtor and the Secured Party (the "Employment Agreement"), or as a result of the death of the Debtor, the Secured Party or any other holder of the Note shall release both the Supplemental Shares and the Additional Shares (collectively, upon such release, the "Released Shares") from the lien and security interest of this Agreement.

                           6.2. Upon payment in full of all Indebtedness due
under the Note, the Secured Party or any other holder of the Note shall release the Pledged Collateral and any other collateral then held as security for the Indebtedness from the lien and security interest of this Agreement.

                  7.       MISCELLANEOUS

                           7.1. The Debtor hereby waives any and all rights
which he may have to require the Secured Party to proceed against any person or any collateral or to pursue any other remedy prior to enforcing his rights hereunder as well as any and all rights which he may have as a result of any extension or postponement of the time of payment or any other indulgence by the Secured Party or release of collateral, and hereby consents to any or all such action taken by the Secured Party.

                  The Debtor hereby releases the Secured Party from any claims, causes of action and demands at any time arising out of or with respect to this Agreement, the Note, the use of the Pledged Collateral or any other collateral pledged to secure the Indebtedness and/or any actions taken or omitted to be taken by Secured Party with respect thereto, and the Debtor agrees to hold Secured Party harmless from and with respect to any and all such claims, causes of action and demands, except with respect to acts or omissions constituting gross negligence or willful misconduct. The Secured Party's prior recourse to any part or all of the Pledged Collateral or any other collateral pledged to secure the Indebtedness shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Note, nor shall any demand, suit or proceeding for payment or collection of the Note constitute a condition of any recourse by Secured Party to the Pledged Collateral or such other collateral. No act, failure or delay by Secured Party shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by Secured Party of any covenant, warranty, representation, default, right or remedy which Secured Party may have shall operate as a waiver of any other covenant, warranty, representation, default, right or remedy or of the same covenant,


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warranty, representation, default, right or remedy on a future occasion.

                           7.2.      All notices hereunder shall be in writing
and hand-delivered, telecopied or sent by overnight courier service or registered or certified mail, postage prepaid, to the address of the parties set forth hereinabove or to the address of any transferee of the Pledged Collateral provided to the Debtor, or to such other address as way be designated in a notice pursuant hereto; provided, that a copy of all notices hereunder sent to the Secured Party shall be sent to Greenmarine Holdings LLC, 277 Park Avenue, 27th Floor, New York, New York 10172, attention: Gary Duberstein. All such notices shall be deemed duly given upon receipt or upon refusal if properly delivered.

                           7.3.      This Agreement shall be binding upon and
inure to the benefit of the parties and their respective successors and assigns in interest, and this Agreement is to be construed and performed in accordance with the laws of New York without giving effect to the principles of conflicts of law thereunder. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and one and the same agreement.

                           7.4.      This Agreement may not be changed orally,
but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

                           7.5.      The parties hereto agree that each section
and provision herein shall be treated as a separate and independent clause, and the enforceability of any one clause shall in no way impair the enforceability of any other clauses herein. If at any time in the future any one or more of the sections or provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity or subject so as to be unenforceable, such sections or provisions shall be construed by limiting and reducing them, so as to be enforceable to the extent compatible with the applicable law as it shall then appear.


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                  IN WITNESS WHEREOF, the undersigned have caused this Pledge and Security Agreement to be executed the day and year first above written.


                                            /s/ Andrew Hines
                                     ------------------------------------
                                     Debtor:  Andrew Hines



                                     Secured Party:

                                     OUTBOARD MARINE CORPORATION



                                     By:      /s/ Gary K. Duberstein
                                         --------------------------------
                                        Name:  Gary K. Duberstein
                                        Title: Vice Chairman of the Board


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                                    Exhibit B

                            FORM OF PLEDGE AMENDMENT


                           This Pledge Amendment, dated ____________________, ____, is delivered pursuant to Section 3 of the Pledge and Security Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement, dated as of October 6, 1997, between the undersigned and Outboard Marine Corporation and that the Additional Shares listed on this Pledge Amendment shall be and become part of the Pledged Collateral referred to in the Pledge and Security Agreement and shall secure all Indebtedness of the undersigned. The terms defined in the Pledge and Security Agreement are being used herein as therein defined.



                                            By: ________________________________
                                                name:


                                    Stock
                                 Certificate                      Number
Issuer               Class of Stock        No(s).         Par Value   of Shares
------               --------------        ------         ---------   ---------






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